                                                                   EXHIBIT 10(l)

                          NATIONAL SCIENCE FOUNDATION
                4201 WILSON BOULEVARD. ARLINGTON, VIRGINIA 22230


                                                   Award Date: November 27, 2000
                                                          Award No.: DMI-0060590
                                                       Proposal No.: DMI-0060590

Mr. J. R. Gaines, Jr.
Vice President
Superconductive Components, Inc.
1145 Chesapeake Avenue
Columbus, OH 43212-2238

Dear Mr. Gaines:

The National Science Foundation hereby awards a grant of $100,000 to Superconductive Components, Inc. for support of the project described in the proposal referenced above as modified by cover page dated June 8, 2000, revised budget dated November 9, 2000 and addendum dated October 26, 2000.

This project under the direction of Ramachandra Revur is entitled:

"SBIR Phase I: New Coordination Complexes for the Synthesis of Nanocrystalline SrRuO3."

This award is effective January 1, 2001 and expires June 30, 2001.

This grant is awarded pursuant to the authority of the National Science Foundation Act of 1950 (42 U.S.C. 1861 et seq.) and is subject to NSF Program Solicitation, "SMALL BUSINESS INNOVATION RESEARCH (SBIR) AND SMALL BUSINESS TECHNOLOGY TRANSFER (STTR) PROGRAMS FY-2000" (NSF 00-48) and SBIR Phase I Grant General Conditions (10/98).

This is a fixed amount grant intended to support the proposed level of effort for six (6) months. The Phase I Final Report is due within fifteen (15) days following the end of the six (6) month performance period.

The SBIR Phase I Grant General Conditions applicable to this award are available at http://www.nsf.gov/cgi-bin/getpub?sbiri98.

Request for initial payment under this award must be submitted using the ACH Vendor/Miscellaneous Payment Enrollment Form (SF 3881) available at http://www.nsf.gov/pubs/1999/nsf9978/nsf9978.pdf Page 6 and the attached SBIR Award Request for Initial Payment Form.

The Foundation authorizes the awardee to enter into the proposed contractual arrangements with Oklahoma State University and to fund such arrangements with award funds up to the amount indicated in the approved budget. Such contractual arrangements should contain appropriate provisions consistent with Article 4, SBIR General Terms and Conditions (dated 10/98) and any special conditions included in this award.

The attached budget indicates the amounts, by categories, on which NSF has based its support.

The cognizant NSF program official for this grant is Cheryl F. Albus (703) 292-7051. The cognizant NSF grants official contact is Barbara A. Brooks (703) 292-8213.

                                        Sincerely,

                                        /s/ Carol A. Langguth

                                        Carol A. Langguth
                                        Grants Officer


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                          NATIONAL SCIENCE FOUNDATION
                4201 WILSON BOULEVARD. ARLINGTON, VIRGINIA 22230


                                                                     DMI-0060590
                                                                             000

                            SUMMARY PROPOSAL BUDGET

                                                                                          FUNDS
                                                                      PERSON    MOS       GRANTED
                                                            CAL       ACAD      SUMR      BY NSF
     A.   (3.00) Total Senior personnel                     4.80      0.00      0.00      $20,534

     B.   Other Personnel
          1.   (0.00) Post Doctoral associates              0.00      0.00      0.00      $0
          2.   (2.00) Other professionals         1.00      0.00                0.00      $3,333
          3.   (0.00) Graduate students                                                   $0
          4.   (0.00) Secretarial-clerical                                                $0
          5.   (0.00) Undergraduate students                                              $0
          6.   (0.00) Other                                                               $0
               Total salaries and wages (A+B)                                             $23,867

     C.   Fringe benefits (if charged as direct cost)                                     $5,967
               Total salaries wages and fringes (A+B+C)                                   $29,834

     D.   Total permanent equipment                                                       $0

     E.   Travel
          1.   Domestic                                                                   $1,669
          2.   Foreign                                                                    $0

     F.   Total participant support costs                                                 $0

     G.   Other direct costs
          1.   Materials and supplies                                                     $7,776
          2.   Publication costs/page charges                                             $0
          3.   Consultant services                                                        $0
          4.   Computer (ADPE) services                                                   $0
          5.   Subcontracts                                                               $30,000
          6.   Other                                                                      $0
               Total other direct costs                                                   $37,776

     H.   Total direct costs (A through G)                                                $69,279


                                       3

     I.   Total indirect costs                                                            $29,536

     J.   Total direct and indirect costs (H+I)                                           $98,815

     K.   Residual funds / Small business fee
          1.   Residual funds (if for further support of
               current projects GPM 252 and 253)                                          $0
          2.   Small business fee                                                         $1,185

     L.   Amount of this request (J) or (J-K1+K2)                                         $100,000

     M.   Cost sharing                                                                    $0


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